Saxon Asset Securities Trust (SAST) 2004-3 - Stack Price/Yield
Chotin

Settle	10/27/2004
First Payment	11/25/2004

	B1	B2

WAL	15.27	15.71
Principal Writedown	3,121.73 (0.02%)	9,716.22 (0.08%)
Total Collat Loss (Collat Maturity)	82,594,125.54 (9.18%)	74,433,823.19 (8.27%)
Total Collat Liquidation (Collat Maturity)	163,792,035.21 (18.20%)	147,595,225.77 (16.40%)

Prepay	75 PricingSpeed	75 PricingSpeed
Default	5.693 CDR	5.045 CDR
Loss Severity	50%	50%
Servicer Advances	100%	100%
LIBOR	FWD + 100	FWD + 100
Liquidation Lag	12	12
Triggers	Fail	Fail
Optional Redemption	Call (N)	Call (N)